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                                                                    EXHIBIT 10.7


                      AMENDMENT TO THE WARRANT AGREEMENT
                      ----------------------------------

        This Amendment to the Warrant Agreement, dated as of December 12, 1995 (the "Amendment"), is by and between CAMBRIDGE INDUSTRIES HOLDINGS, INC., a corporation incorporated under the laws of the State of Delaware (the "Company") and Bankers Trust Company (the "Initial Holder").


                             W I T N E S S E T H :
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        WHEREAS, the Company and the Initial Holder are parties to a Warrant
Agreement dated as of November 17, 1995 (the "Warrant Agreement");

        WHEREAS, pursuant to the Warrant Agreement, the Company issued a Warrant to the Initial Holder entitling the Initial Holder to purchase from the Company, at any time or from time to time during the Exercise Period (as defined in the Warrant), up to a total of 2,671.51 shares of Common Stock, subject to the provisions of the Warrant (the "Warrant"); and

        WHEREAS, the parties hereto wish to further amend the Warrant Agreement and Warrant as herein provided;

        NOW, THEREFORE, it is agreed:

        1. Section 6.05 of the Warrant Agreement is hereby amended by inserting in line 3 thereof the phrase "or in the Warrant" directly after the phrase "except as specifically provided herein".

        2.  The Warrant is hereby amended by inserting the following new Section
4.8 immediately following Section 4.7 thereof:

     "4.8  Certain Rights Regarding Dividends.  If the Company pays a dividend
           ----------------------------------
or distribution upon the Common Stock, other than dividends or distributions described in Section 4.1(a), then the Company shall pay to the Holder of this Warrant, at the time of

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           payment thereof, such dividend or distribution which would have been paid to such Holder had this Warrant been fully exercised immediately prior to the date on which a record is taken for such dividend or distribution or, if no record is taken, the date as of which the record holders of Common Stock entitled to said dividends or distributions are to be determined."

               3. Section 7 of the Warrant is hereby amended by deleting the first sentence of such Section in its entirety and inserting the following sentence in lieu thereof: "Prior to exercise, this Warrant will not entitle the Holder to any voting rights or other rights as a stockholder of the Company, except as provided in Section 4.8."

               4. On the Amendment Effective Date (as defined below), the Company shall issue to the Initial Holder a new Warrant reflecting the modifications set forth in Sections 2 and 3 above, which new Warrant will be issued in exchange for the existing Warrant held by the Initial Holder.

               5. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Warrant Agreement or Warrant.

               6. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Company and the Initial Holder.

               7. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

               8. This Amendment shall become effective on the date (the "Amendment Effective Date") when each of the parties hereto shall have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Initial Holder at its New York Office.




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      9.   From and after the Amendment Effective Date, all references in the
Warrant Agreement to the Warrant and the Warrant Agreement shall be deemed to be references to the Warrant and Warrant Agreement as modified hereby.

      10. From and after the Amendment Effective Date, all references in the Warrant to the Warrant and the Warrant Agreement shall be deemed to be references to the Warrant and Warrant Agreement as modified hereby.


                             * * * * * * * * * *



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          IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties hereto by their duly authorized officers as of the date first above written.

                                           CAMBRIDGE INDUSTRIES HOLDINGS,
                                           INC.



                                           By: /s/ Bruce Wilson
                                              ---------------------------------
                                              Name: Bruce Wilson
                                              Title: Secretary/Treasurer


                                           BANKERS TRUST COMPANY



                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:

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     IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties hereto by their duly authorized officers as of the date first above written.

                                        CAMBRIDGE INDUSTRIES HOLDINGS, INC.


                                        By:
                                           --------------------------------
                                           Name:
                                           Title:

                                        BANKERS TRUST COMPANY


                                        By:  /s/ Mary Kay Coyle
                                           --------------------------------
                                           Name: Mary Kay Coyle
                                           Title: Managing Director


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